John Hancock Municipal Securities Trust

Supplement dated January 22, 2016 to the current summary prospectus

John Hancock Tax-Free Bond Fund (the “fund”)

Effective March 1, 2016, Dianne M. Sales will no longer serve as a portfolio manager of the fund. Accordingly, the reference to Dianne M. Sales as a portfolio manager of the fund will be removed from the summary prospectus. Cynthia M. Brown will continue as the portfolio manager of the fund.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.